UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY  10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  February 28

Date of reporting period: February 29, 2020

ITEM 1.REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2020
WESTERN ASSET
SMASh SERIES M FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

Fund objectives

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series M Fund for the twelve-month reporting period ended February 29, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2020

II	Western Asset SMASh Series M Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal circumstances, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) debt obligations of U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities (including collateralized mortgage obligations), U.S. government securities and money market instruments. Additionally, the Fund intends to invest in asset-backed and inflation protected securities and to engage in dollar rolls on mortgage-related securities.

Although the Fund may invest in securities of any maturity, we estimate that the Fund’s target dollar-weighted average effective durationi is expected to range between six months and ten years. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii), and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted strong results over the twelve-month reporting period ended February 29, 2020. Most spread sectors (non-Treasuries) lagged Treasuries amid periods of volatility. This was due to a number of factors, including a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, moderating global growth, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and, most recently, the impact of the coronavirus.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.52% and ended the period at 0.86%, the low for the period. The yield for the two-year Treasury note experienced a high of 2.55% several times in March 2019. The yield for the ten-year Treasury began the reporting period at 2.73% and ended the period at 1.13%, the low for

Western Asset SMASh Series M Fund 2020 Annual Report	1

Fund overview (cont’d)

the period. The yield for the ten-year Treasury peaked at 2.76% on March 1, 2019. All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 11.68% during the reporting period.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to commercial mortgage-backed securities (“CMBS”). In contrast, we reduced the Fund’s exposures to U.S. Treasuries, investment-grade corporate bonds and non-agency residential mortgage-backed securities (“NARMBS”).

U.S. Treasury futures and options, federal funds futures, interest rate swaps and swaptions were used to manage the Fund’s duration and yield curvev exposure during the reporting period. Overall, these positions detracted from performance.

Performance review

For the twelve months ended February 29, 2020, Western Asset SMASh Series M Fund returned 9.14%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Indexvi, returned 7.45% for the same period.

Performance Snapshot as of February 29, 2020 (unaudited)

	6 months	12 months
Western Asset SMASh Series M Fund	3.83%	9.14%
Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index	2.54%	7.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2019, the gross total annual operating expense ratio for the Fund was 0.03%.

2	Western Asset SMASh Series M Fund 2020 Annual Report

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2021, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its duration and yield curve positionings. In particular, the Fund had a longer duration than that of its benchmark. This was rewarded as U.S. Treasury yields moved sharply lower over the reporting period.

The Fund’s allocation to structured products, namely NARMBS and CMBS, were also beneficial for returns as their spreads tightened over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the reporting period was its credit hedges. The Fund maintained a small allocation to a tail-hedge position which we view as having an asymmetric profile, should broad market conditions suddenly shift.

Thank you for your investment in Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 31, 2020

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately

Western Asset SMASh Series M Fund 2020 Annual Report	3

Fund overview (cont’d)

increase losses and have a potentially large impact on Fund performance. Active and frequent trading may result in higher transaction costs and increased investor liability. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2020 were: Mortgage-Backed Securities (49.5%), Collateralized Mortgage Obligations (16.9%), U.S. Treasury Inflation Protected Securities (12.3%), U.S. Government & Agency Obligations (6.1%) and Asset-Backed Securities (5.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	The Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

4	Western Asset SMASh Series M Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2020 and February 28, 2019 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset SMASh Series M Fund 2020 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
3.83%	$1,000.00	$1,038.30	0.00%	$0.00	5.00%	$1,000.00	$1,024.86	0.00%	$0.00

[1]	For the six months ended February 29, 2020.

[2]	Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]	All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

6	Western Asset SMASh Series M Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns[1]

Twelve Months Ended 2/29/20	9.14%
Five Years Ended 2/29/20	5.14
Ten Years Ended 2/29/20	5.96

Cumulative total returns[1]
2/28/10 through 2/29/20	78.34%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series M Fund 2020 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series M Fund vs. Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index† — February 2010 - February 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series M Fund on February 28, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2020. The hypothetical illustration also assumes a $10,000, investment in the Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index. The Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen year to thirty year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Western Asset SMASh Series M Fund 2020 Annual Report

Schedule of investments

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Mortgage-Backed Securities — 49.5%
FHLMC — 11.7%
Federal Home Loan Mortgage Corp.
(FHLMC)	6.000%	10/1/36	$28,901	$33,701
Federal Home Loan Mortgage Corp.
(FHLMC)	5.500%	12/1/38	8,432	9,711
Federal Home Loan Mortgage Corp.		10/1/42-
(FHLMC)	3.500%	2/1/50	34,627,320	36,161,421
Federal Home Loan Mortgage Corp.		7/1/47-
(FHLMC)	4.000%	11/1/49	34,740,251	36,794,427
Federal Home Loan Mortgage Corp.		10/1/48-
(FHLMC)	5.000%	11/1/48	2,339,696	2,537,353
Federal Home Loan Mortgage Corp.		4/1/49-
(FHLMC)	3.000%	2/1/50	192,725,860	200,041,085
Federal Home Loan Mortgage Corp.		10/1/49-
(FHLMC)	2.500%	12/1/49	18,036,118	18,453,817
Federal Home Loan Mortgage Corp.		1/1/50-
(FHLMC)	3.500%	2/1/50	8,280,084	8,693,948	(a)
Federal Home Loan Mortgage Corp.
(FHLMC)	3.000%	3/1/50	10,200,000	10,530,892	(a)
Federal Home Loan Mortgage Corp.
(FHLMC)	3.500%	3/31/50	1,600,000	1,680,625	(b)
Federal Home Loan Mortgage Corp.
(FHLMC)	4.000%	3/31/50	900,000	954,984	(b)
Federal Home Loan Mortgage Corp.
(FHLMC)	4.500%	3/31/50	800,000	859,375	(b)
Federal Home Loan Mortgage Corp.		11/1/35-
(FHLMC) Gold	5.500%	12/1/38	218,125	250,658
Federal Home Loan Mortgage Corp.		2/1/38-
(FHLMC) Gold	3.000%	1/1/48	49,777,219	51,669,345
Federal Home Loan Mortgage Corp.
(FHLMC) Gold	7.000%	3/1/39	25,624	30,049
Federal Home Loan Mortgage Corp.
(FHLMC) Gold	6.500%	9/1/39	81,893	94,397
Federal Home Loan Mortgage Corp.
(FHLMC) Gold	6.000%	11/1/39	160,826	189,371
Federal Home Loan Mortgage Corp.		3/1/43-
(FHLMC) Gold	3.500%	12/1/48	831,328	880,895

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	9

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

FHLMC — continued
Federal Home Loan Mortgage Corp.		4/1/43-
(FHLMC) Gold	4.000%	5/1/48	$11,471,242	$12,206,059
Federal Home Loan Mortgage Corp.
(FHLMC) Gold	4.500%	4/1/47	2,891,626	3,130,510
Total FHLMC				385,202,623
FNMA — 28.1%
Federal National Mortgage
Association (FNMA)	2.400%	10/1/31	4,111,000	4,347,112
Federal National Mortgage
Association (FNMA)	2.560%	11/1/31	4,672,000	5,009,758
Federal National Mortgage		11/1/31-
Association (FNMA)	4.500%	9/1/57	23,108,358	25,610,827
Federal National Mortgage		4/1/33-
Association (FNMA)	6.000%	12/1/47	190,389	215,096
Federal National Mortgage		7/1/33-
Association (FNMA)	5.000%	12/1/48	22,644,676	24,618,256
Federal National Mortgage
Association (FNMA)	2.670%	10/1/34	6,000,000	6,581,064
Federal National Mortgage		11/1/36-
Association (FNMA)	5.500%	8/1/37	28,950	33,078
Federal National Mortgage		11/1/37-
Association (FNMA)	6.500%	5/1/40	439,684	512,460
Federal National Mortgage		12/1/37-
Association (FNMA)	3.000%	1/1/50	249,648,855	259,236,674
Federal National Mortgage
Association (FNMA)	7.000%	2/1/39	34,517	40,378
Federal National Mortgage		10/1/42-
Association (FNMA)	4.000%	6/1/57	35,913,024	38,570,855
Federal National Mortgage		12/1/45-
Association (FNMA)	3.500%	2/1/50	327,816,377	343,438,087
Federal National Mortgage
Association (FNMA)	4.000%	9/1/48	299,579	324,976	(a)
Federal National Mortgage		5/1/49-
Association (FNMA)	3.500%	3/1/50	22,830,384	23,840,425	(a)
Federal National Mortgage
Association (FNMA)	4.500%	5/1/49	3,577,058	3,836,545	(a)
Federal National Mortgage
Association (FNMA)	2.500%	10/1/49	11,717,046	11,958,064
Federal National Mortgage		11/1/49-
Association (FNMA)	3.000%	3/1/50	23,853,643	24,865,643	(a)

See Notes to Financial Statements.

10	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

FNMA — continued
Federal National Mortgage
Association (FNMA)	2.500%	3/1/50	$28,300,000	$28,877,627	(b)
Federal National Mortgage
Association (FNMA)	3.500%	3/1/50	47,200,000	49,024,878	(b)
Federal National Mortgage
Association (FNMA)	4.000%	3/1/50	2,200,000	2,317,820	(b)
Federal National Mortgage		3/1/50-
Association (FNMA)	4.500%	4/1/50	69,100,000	73,767,553	(b)
Total FNMA				927,027,176
GNMA — 9.7%
Government National Mortgage		9/15/42-
Association (GNMA)	3.000%	11/15/42	76,980,643	79,954,716
Government National Mortgage
Association (GNMA)	3.500%	6/15/48	8,655,553	9,170,699
Government National Mortgage		8/20/37-
Association (GNMA) II	6.000%	12/20/41	1,186,329	1,358,351
Government National Mortgage		1/20/40-
Association (GNMA) II	4.500%	4/20/49	94,377,019	99,779,892
Government National Mortgage		7/20/40-
Association (GNMA) II	5.000%	1/20/49	14,752,048	15,800,979
Government National Mortgage		6/20/44-
Association (GNMA) II	3.500%	10/20/49	22,014,505	23,000,673
Government National Mortgage		9/20/45-
Association (GNMA) II	4.000%	11/20/49	56,694,582	60,006,176
Government National Mortgage		9/20/47-
Association (GNMA) II	3.000%	1/20/50	1,480,959	1,536,783
Government National Mortgage		8/20/49-
Association (GNMA) II	2.500%	1/20/50	8,813,148	8,956,175
Government National Mortgage		1/20/50-
Association (GNMA) II	4.000%	2/20/50	899,452	955,299	(a)
Government National Mortgage
Association (GNMA) II	3.500%	2/20/50	700,000	740,808	(a)
Government National Mortgage
Association (GNMA) II	2.500%	3/20/50	19,900,000	20,432,883	(b)
Total GNMA				321,693,434
Total Mortgage-Backed Securities (Cost — $1,600,211,488)				1,633,923,233
Collateralized Mortgage Obligations (c) — 16.9%
Acuity Funding Trust, 2020-CRE1A	3.645%	7/15/21	60,270,000	60,263,872	(d)(e)(f)(g)
Alternative Loan Trust, 2005-24 1A1
(Federal Reserve U.S. 12 mo.
Cumulative Avg 1 Year CMT + 1.310%)	3.363%	7/20/35	466,682	400,551	(g)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	11

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Collateralized Mortgage Obligations (c) — continued
Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	$388,909	$343,811
American Home Mortgage Investment
Trust, 2005-1 1A3 (1 mo. USD LIBOR +
0.620%)	2.281%	6/25/45	3,438,363	3,434,459	(g)
Banc of America Funding Trust, 2005-E
8A1 (Cost of Funds for the 11th District
of San Francisco + 1.430%, min.
coupon of 1.430%)	2.466%	6/20/35	24,820	19,386	(g)
BHMS, 2018-ATLS A (1 mo. USD
LIBOR + 1.250%)	2.909%	7/15/35	11,150,000	11,172,195	(d)(g)
Chevy Chase Funding LLC Mortgage-
Backed Certificates, 2003-4A A1 (1
mo. USD LIBOR + 0.680%)	2.307%	10/25/34	3,099,523	3,030,765	(d)(g)
CHL Mortgage Pass-Through Trust,
2005-9 1A1 (1 mo. USD LIBOR +
0.600%)	2.227%	5/25/35	39,817	35,470	(g)
Commercial Mortgage Trust, 2013-
CR12 AM	4.300%	10/10/46	180,000	195,044
Commercial Mortgage Trust, 2013-
CR12 B	4.762%	10/10/46	160,000	170,631	(g)
Commercial Mortgage Trust, 2013-
CR12 C	5.076%	10/10/46	80,000	82,644	(g)
Commercial Mortgage Trust, 2014-
CR20 B	4.239%	11/10/47	1,680,000	1,823,180	(g)
Countrywide Home Loans
Reperforming REMIC Trust, 2006-R2
AF1 (1 mo. USD LIBOR + 0.420%)	2.047%	7/25/36	252,412	243,276	(d)(g)
CSMC Trust, 2014-USA A2	3.953%	9/15/37	3,290,000	3,604,561	(d)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	26,047,348	27,790,682	(d)(g)
CSMC Trust, 2017-RPL3 B2	4.750%	8/1/57	19,968,073	22,227,899	(d)(g)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	10,000,000	10,872,613	(d)
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K049 X1, IO	0.600%	7/25/25	94,872,975	2,652,895	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K064 X1, IO	0.606%	3/25/27	51,865,187	1,999,797	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K091 X1, IO	0.559%	3/25/29	6,594,608	311,739	(g)

See Notes to Financial Statements.

12	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Collateralized Mortgage Obligations (c) — continued
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K093 X1, IO	0.952%	5/25/29	$5,992,987	$464,684	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K720 X1, IO	0.523%	8/25/22	78,568,440	748,223	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Multifamily Structured Pass-
Through Certificates, K723 X1, IO	0.951%	8/25/23	121,107,936	3,309,226	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	26,960	31,960
Federal Home Loan Mortgage Corp.
(FHLMC) REMIC, 3947 SG, IO (-1.000 x
1 mo. USD LIBOR + 5.950%)	4.292%	10/15/41	443,541	74,872	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	793,230	50,410
Federal Home Loan Mortgage Corp.
(FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	2,950,741	3,015,686
Federal Home Loan Mortgage Corp.
(FHLMC) STRIPS, 328 S4, IO	2.287%	2/15/38	1,908,217	122,611	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Structured Agency Credit Risk
Debt Notes, 2014-DN1 M2 (1 mo. USD
LIBOR + 2.200%)	3.827%	2/25/24	4,675,094	4,726,357	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Structured Agency Credit Risk
Debt Notes, 2014-HQ2 M2 (1 mo. USD
LIBOR + 2.200%)	3.827%	9/25/24	4,806,258	4,865,385	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Structured Agency Credit Risk
Debt Notes, 2015-DNA3 M3F (1 mo.
USD LIBOR + 3.700%)	5.327%	4/25/28	7,179,000	7,678,070	(g)
Federal Home Loan Mortgage Corp.
(FHLMC) Structured Agency Credit Risk
Debt Notes, 2016-HQA3 M2 (1 mo.
USD LIBOR + 1.350%)	2.977%	3/25/29	12,352,421	12,400,674	(g)
Federal National Mortgage
Association (FNMA) — CAS, 2013-
C01 M2 (1 mo. USD LIBOR + 5.250%)	6.877%	10/25/23	20,843,653	22,970,998	(g)
Federal National Mortgage
Association (FNMA) — CAS, 2014-
C01 M2 (1 mo. USD LIBOR + 4.400%)	6.027%	1/25/24	30,755,845	33,226,545	(g)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	13

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage
Association (FNMA) — CAS, 2017-
C01 1ED1 (1 mo. USD LIBOR + 1.250%)	2.877%	7/25/29	$41,154,000	$41,205,401	(d)(g)
Federal National Mortgage
Association (FNMA) ACES, 2018-M15
1A2	3.700%	1/25/36	3,000,000	3,542,703
Federal National Mortgage
Association (FNMA) ACES, 2019-M19
A2	2.560%	9/25/29	2,089,754	2,230,525
Federal National Mortgage
Association (FNMA) ACES, 2019-M27
A2	2.700%	11/25/40	6,600,000	7,120,852
Federal National Mortgage
Association (FNMA) ACES, 2019-M28
AV	2.232%	2/25/27	2,695,754	2,782,811
Federal National Mortgage
Association (FNMA) REMIC, 2010-150
SK, IO (-1.000 x 1 mo. USD LIBOR +
6.530%)	4.903%	1/25/41	167,902	39,374	(g)
Federal National Mortgage
Association (FNMA) REMIC, 2011-59
NZ	5.500%	7/25/41	387,838	447,703
Federal National Mortgage
Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	6,624	7,236
Federal National Mortgage
Association (FNMA) REMIC, 2012-75
AO, PO	0.000%	3/25/42	21,789	20,369
Federal National Mortgage
Association (FNMA) REMIC, 2012-75
NS, IO (-1.000 x 1 mo. USD LIBOR +
6.600%)	4.973%	7/25/42	93,622	17,829	(g)
Federal National Mortgage
Association (FNMA) REMIC, 2012-93
UI, IO	3.000%	9/25/27	615,360	38,605
Federal National Mortgage
Association (FNMA) REMIC, 2012-118
CI, IO	3.500%	12/25/39	340,499	13,730
Federal National Mortgage
Association (FNMA) REMIC, 2012-134
SK, IO (-1.000 x 1 mo. USD LIBOR +
6.150%).	4.523%	12/25/42	681,111	129,735	(g)

See Notes to Financial Statements.

14	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Collateralized Mortgage Obligations (c) — continued
Federal National Mortgage
Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	$120,811	$138,403
Federal National Mortgage
Association (FNMA) REMIC, 2013-14
IG, IO	4.000%	3/25/43	422,451	53,949
Federal National Mortgage
Association (FNMA) REMIC, 2013-29
QI, IO	4.000%	4/25/43	1,301,149	140,529
Federal National Mortgage
Association (FNMA) REMIC, 2013-73
IB, IO	3.500%	7/25/28	1,504,039	121,505
Federal National Mortgage
Association (FNMA) REMIC, 2014-47
AI, IO	2.126%	8/25/44	1,493,020	84,291	(g)
Federal National Mortgage
Association (FNMA) STRIPS, 390 C3,
IO	6.000%	7/25/38	18,783	3,777
Federal National Mortgage
Association (FNMA) STRIPS, 407 22,
IO	5.000%	1/25/39	12,315	1,786
Federal National Mortgage
Association (FNMA) STRIPS, 407 23,
IO	5.000%	1/25/39	6,701	990	(g)
Federal National Mortgage
Association (FNMA) STRIPS, 407 27,
IO	5.500%	1/25/39	6,896	1,075	(g)
Federal National Mortgage
Association (FNMA) STRIPS, 407 34,
IO	5.000%	1/25/38	10,553	1,524
Federal National Mortgage
Association (FNMA) STRIPS, 407 41,
IO	6.000%	1/25/38	15,420	3,231
Federal National Mortgage
Association (FNMA) STRIPS, 407 C10,
IO	5.000%	1/25/38	58,597	10,404
Federal National Mortgage
Association (FNMA) STRIPS, 409 C2,
IO	3.000%	4/25/27	193,864	12,682
Federal National Mortgage
Association (FNMA) STRIPS, 409 C13,
IO	3.500%	11/25/41	144,886	18,772
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	28,884,401	29,786,203	(d)(g)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	15

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Collateralized Mortgage Obligations (c) — continued
FREMF Mortgage Trust, 2012-K20
X2A, IO	0.200%	5/25/45	$20,363,691	$75,219	(d)
FREMF Mortgage Trust, 2013-KF02 C
(1 mo. USD LIBOR + 4.000%)	5.662%	12/25/45	4,339	4,341	(d)(g)
FRESB Mortgage Trust, 2015-SB7 A10
(2.950% to 11/25/25 then 1 mo. USD
LIBOR + 0.700%)	2.950%	9/25/35	4,962,789	5,204,219	(g)
GMACM Mortgage Loan Trust, 2006-
AR1 1A1	3.824%	4/19/36	561,212	521,649	(g)
Government National Mortgage
Association (GNMA), 2010-31 GS, IO,
PAC-1 (-1.000 x 1 mo. USD LIBOR +
6.500%)	4.853%	3/20/39	6,604	195	(g)
Government National Mortgage
Association (GNMA), 2010-85 HS, IO,
PAC (-1.000 x 1 mo. USD LIBOR +
6.650%)	5.003%	1/20/40	32,400	3,070	(g)
Government National Mortgage
Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	105,995	7,936
Government National Mortgage
Association (GNMA), 2011-H01 AF (1
mo. USD LIBOR + 0.450%)	2.184%	11/20/60	775,620	775,606	(g)
Government National Mortgage
Association (GNMA), 2011-H11 FB (1
mo. USD LIBOR + 0.500%)	2.234%	4/20/61	1,118,503	1,119,786	(g)
Government National Mortgage
Association (GNMA), 2012-43 SN, IO
(-1.000 x 1 mo. USD LIBOR + 6.600%)	4.942%	4/16/42	2,840,472	677,465	(g)
Government National Mortgage
Association (GNMA), 2014-134 IA, IO	0.549%	1/16/55	92,663,359	1,773,109	(g)
Government National Mortgage
Association (GNMA), 2014-157 IO, IO	0.548%	5/16/55	35,174,193	1,162,402	(g)
Government National Mortgage
Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	1,067,758	163,155
Government National Mortgage
Association (GNMA), 2015-36 MI, IO	5.500%	3/20/45	1,251,136	265,619
Government National Mortgage
Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	406,238	71,412
Government National Mortgage
Association (GNMA), 2018-H07 FD (1
mo. USD LIBOR + 0.300%)	2.034%	5/20/68	1,883,062	1,875,610	(g)

See Notes to Financial Statements.

16	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Collateralized Mortgage Obligations (c) — continued
Government National Mortgage
Association (GNMA), 2019-90 AB	3.000%	7/20/49	$12,468,794	$12,879,489
Government National Mortgage
Association (GNMA), 2019-123 A	3.000%	10/20/49	1,600,000	1,702,137
GreenPoint Mortgage Funding Trust,
2005-HY1 1A1B (1 mo. USD LIBOR +
0.360%)	1.987%	7/25/35	11,231,237	11,205,749	(g)
GS Mortgage Securities Corp. Trust,
2013-GC16 B	5.161%	11/10/46	500,000	556,495	(g)
GS Mortgage Securities Corp. Trust,
2018-RPL1 A1A	3.750%	10/25/57	28,440,273	30,252,055	(d)
GS Mortgage Securities Corp. Trust,
2019-SOHO A (1 mo. USD LIBOR +
0.900%)	2.559%	6/15/36	13,100,000	13,117,811	(d)(g)
HomeBanc Mortgage Trust, 2004-2 A1
(1 mo. USD LIBOR + 0.740%)	2.367%	12/25/34	2,872,188	2,920,366	(g)
IMPAC CMB Trust, 2004-7 1A1 (1 mo.
USD LIBOR + 0.740%)	2.367%	11/25/34	6,465,972	6,620,598	(g)
JPMBB Commercial Mortgage
Securities Trust, 2013-C17 XA, IO	0.760%	1/15/47	26,830,973	671,230	(g)
JPMorgan Chase Commercial
Mortgage Securities Trust, 2014-C20,
C	4.598%	7/15/47	700,000	742,103	(g)
JPMorgan Mortgage Trust, 2005-S3
1A1	6.500%	1/25/36	578,793	508,028
JPMorgan Mortgage Trust, 2015-5 A9	3.099%	5/25/45	1,680,412	1,684,602	(d)(g)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	15,038,004	15,540,498	(d)(g)
JPMorgan Resecuritization Trust,
2014-6 1A2 (1 mo. USD LIBOR +
0.210%)	1.871%	7/27/36	7,421,783	6,640,604	(d)(g)
La Hipotecaria Panamanian Mortgage
Trust, 2007-1GA A (Panamanian
Mortgage Reference Rate - 1.250%)	4.500%	12/23/36	110,194	110,331	(d)(g)
MASTR Adjustable Rate Mortgages
Trust, 2005-7 3A1	3.704%	9/25/35	74,054	60,419	(g)
Merrill Lynch Mortgage Investors
Trust, 2006-A1 1A1	3.978%	3/25/36	522,757	424,823	(g)
New Residential Mortgage Loan Trust,
2016-3A A1B	3.250%	9/25/56	5,976,589	6,241,907	(d)(g)
New Residential Mortgage Loan Trust,
2016-4A A1	3.750%	11/25/56	7,474,287	7,923,013	(d)(g)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	17

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value

Collateralized Mortgage Obligations (c) — continued
New Residential Mortgage Loan Trust,
2017-4A A1	4.000%	5/25/57	$27,741,622	$29,814,438	(d)(g)
New Residential Mortgage Loan Trust,
2019-2A A1	4.250%	12/25/57	33,548,713	36,146,443	(d)(g)
Provident Funding Mortgage Loan
Trust, 2005-1 1A1	4.301%	5/25/35	1,166	1,192	(g)
RALI Trust, 2006-QO7 3A2 (1 mo. USD
LIBOR + 0.205%)	1.832%	9/25/46	548,762	535,466	(g)
RAMP Trust, 2005-SL1 A7	8.000%	5/25/32	32,042	26,052
Regal Trust IV (11th District Cost of
Funds + 1.500%)	2.600%	9/29/31	211	208	(d)(g)
Residential Asset Securitization Trust,
2005-A15 1A4	5.750%	2/25/36	971,641	1,016,509
Rosslyn Portfolio Trust, 2017-ROSS A
(1 mo. USD LIBOR + 0.950%)	2.609%	6/15/33	9,859,000	9,864,894	(d)(g)
Silverstone Master Issuer PLC,
2018-1A 1A (3 mo. USD LIBOR +
0.390%)	2.209%	1/21/70	4,960,000	4,955,556	(d)(g)
Structured Adjustable Rate Mortgage
Loan Trust, 2004-2 4A1	3.797%	3/25/34	171,751	174,505	(g)
Structured Asset Mortgage
Investments II Trust, 2005-AR7 4A1
(Federal Reserve U.S. 12 mo.
Cumulative Avg 1 Year CMT + 2.150%)	4.203%	3/25/46	285,297	294,006	(g)
Structured Asset Securities Corp.
Mortgage Pass-Through Certificates,
2003-9A 2A2	3.737%	3/25/33	149,457	153,018	(g)
VNDO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	100,000	103,756	(d)
WaMu Mortgage Pass-Through
Certificates Trust, 2004-AR11 A	4.216%	10/25/34	220,625	223,235	(g)
WaMu Mortgage Pass-Through
Certificates Trust, 2004-AR13 A1B2 (1
mo. USD LIBOR + 0.980%)	2.607%	11/25/34	7,734,608	7,752,103	(g)
WaMu Mortgage Pass-Through
Certificates Trust, 2005-AR9 A1A (1
mo. USD LIBOR + 0.640%)	2.267%	7/25/45	75,505	75,418	(g)
WFRBS Commercial Mortgage Trust,
2012-C7 XA, IO	1.339%	6/15/45	406,103	9,102	(d)(g)
WFRBS Commercial Mortgage Trust,
2014-C24 B	4.204%	11/15/47	1,670,000	1,752,082	(g)
Total Collateralized Mortgage Obligations (Cost — $544,780,761)				558,738,199

See Notes to Financial Statements.

18	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
U.S. Treasury Inflation Protected Securities — 12.3%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	$2,886,687	$4,156,819
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	29,439,687	38,492,767
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	11,130,954	12,930,911
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	43,836,703	53,998,236
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	13,253,647	16,010,813
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	33,117,302	41,400,764
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	147,566,290	186,002,480
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	42,649,945	44,771,066
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	6,165,798	6,443,733
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	108,149	114,443
Total U.S. Treasury Inflation Protected Securities (Cost — $345,241,880)				404,322,032
U.S. Government & Agency Obligations — 6.1%
U.S. Government Obligations — 6.1%
U.S. Treasury Bonds	2.250%	8/15/49	25,150,000	28,563,916
U.S. Treasury Bonds	2.375%	11/15/49	64,630,000	75,386,098
U.S. Treasury Notes	1.750%	12/31/24	9,090,000	9,447,031
U.S. Treasury Notes	1.625%	10/31/26	54,910,000	57,014,169
U.S. Treasury Notes	1.750%	11/15/29	28,500,000	30,118,711
Total U.S. Government & Agency Obligations (Cost — $182,550,177)				200,529,925
Asset-Backed Securities — 5.2%
Apidos CLO XXII, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	3.319%	10/20/27	3,000,000	3,000,000	(d)(g)
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.752%	9/25/33	96,374	95,845	(g)
Bayview Financial Asset Trust, 2007- SR1A M2 (1 mo. USD LIBOR + 0.900%)	2.561%	3/25/37	493,241	499,869	(d)(g)
Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A A	4.213%	12/16/41	19,584,896	20,079,434	(d)(g)
Countrywide Asset-Backed Certificates Trust, 2004-5 2A (1 mo. USD LIBOR + 0.500%)	2.127%	10/25/34	2,694,139	2,681,313	(g)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.330%)	1.957%	7/25/36	36,336	35,173	(d)(g)
Countrywide Asset-Backed Certificates Trust, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	2.527%	10/25/47	25,128	24,609	(g)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	22,505,960	23,212,165	(d)(g)
CSMC Trust, 2017-RPL1 M1	3.076%	7/25/57	20,370,000	19,838,934	(d)(g)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report       19

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Asset-Backed Securities — continued
MASTR Asset-Backed Securities Trust, 2007-NCW A1 (1 mo. USD LIBOR + 0.300%)	1.927%	5/25/37	$6,093,883	$5,748,855	(d)(g)
Merrill Lynch Mortgage Investors Trust, 2006-FF1 M5 (1 mo. USD LIBOR + 0.390%)	2.017%	8/25/36	20,305,000	20,246,388	(g)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1 (1 mo. USD LIBOR + 0.090%)	1.717%	12/25/36	29,599	14,729	(g)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	2.227%	4/25/40	3,385,028	3,329,994	(g)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	2.927%	3/25/66	3,310,000	3,352,156	(d)(g)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	3.032%	11/15/32	550,000	550,935	(d)(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	3.956%	4/15/37	579,928	570,792	(g)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	1.897%	5/25/36	158,700	157,315	(d)(g)
RAAC Trust, 2006-SP1 M1 (1 mo. USD LIBOR + 0.400%)	2.027%	9/25/45	1,580,640	1,579,404	(g)
RAMP Trust, 2006-RZ4 A3 (1 mo. USD LIBOR + 0.270%)	1.897%	10/25/36	854,104	849,809	(g)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	2.507%	8/25/33	732,909	734,078	(g)
Renaissance Home Equity Loan Trust, 2007-3 AV2 (1 mo. USD LIBOR + 1.000%)	2.627%	9/25/37	242,312	197,732	(g)
Renaissance Home Equity Loan Trust, 2007-3 AV3 (1 mo. USD LIBOR + 1.800%)	3.427%	9/25/37	1,060,897	894,212	(g)
Residential Funding Securities Corp., 2002-RP2 A1 (1 mo. USD LIBOR + 1.500%)	3.127%	10/25/32	2,669	2,632	(d)(g)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	1.944%	3/25/44	8,600,000	8,119,290	(g)
Small Business Administration, 2017- 10A 1	2.845%	3/10/27	2,482,258	2,633,007
SMB Private Education Loan Trust, 2020-A A2A	2.230%	9/15/37	20,000,000	20,208,138	(d)

See Notes to Financial Statements.

20       Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp., 2004-SC1 A	8.258%	12/25/29	$12,250	$12,238	(d)(g)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2001-SB1 A2	3.375%	8/25/31	260,669	257,874
Towd Point Mortgage Trust, 2016-3 A1	2.250%	4/25/56	6,452,539	6,506,454	(d)(g)
Towd Point Mortgage Trust, 2019-HY2 A1 (1 mo. USD LIBOR + 1.000%)	2.627%	5/25/58	21,157,815	21,332,276	(d)(g)
UCFC Manufactured Housing Contract, 1998-2 A4	6.587%	10/15/29	3,962,443	4,206,847
Total Asset-Backed Securities (Cost — $166,396,182)				170,972,497
Corporate Bonds & Notes — 2.3%
Communication Services — 0.0%
Wireless Telecommunication Services — 0.0%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,240,000	1,330,353	(d)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	1,610,000	1,730,984
Financials — 1.5%
Banks — 1.5%
Bank of Montreal, Senior Secured Notes	1.750%	6/15/21	12,200,000	12,282,832	(d)
International Bank for Reconstruction & Development, Senior Notes (Secured Overnight Financing Rate + 0.220%)	1.800%	8/21/20	35,000,000	35,025,986	(g)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	3/30/20	1,620,000	1,622,462	(g)(h)
Total Banks				48,931,280
Insurance — 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	8,944	13,263	(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.945%	2/12/23	35,179	35,707	(d)(g)
Total Insurance				48,970
Total Financials				48,980,250

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report       21

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

		Maturity	Face
Security	Rate	Date	Amount	Value
Industrials — 0.7%
Transportation Infrastructure — 0.7%
DP World PLC, Senior Notes	5.625%	9/25/48	$20,510,000	$23,053,691	(d)
Materials — 0.1%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,980,000	2,144,673	(d)
Total Corporate Bonds & Notes (Cost — $73,874,433)				77,239,951
Sovereign Bonds — 1.4%
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	8,660,000	9,482,276	(d)
Mexico — 0.4%
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	6,810,000	7,803,885
Mexico Government International Bond, Senior Notes	5.750%	10/12/2110	3,430,000	4,333,582
Total Mexico				12,137,467
Qatar — 0.6%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	18,110,000	19,206,868	(i)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,580,000	1,682,007	(i)
Total Qatar				20,888,875
Saudi Arabia — 0.1%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	3,600,000	3,695,497	(d)
Total Sovereign Bonds (Cost — $42,178,183)				46,204,115

	Expiration		Notional
	Date	Contracts	Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
U.S. Treasury 2-Year Notes Futures, Put @ $105.75	5/22/20	11,833	23,666,000	184,902
U.S. Treasury 5-Year Notes Futures, Put @ $114.75	5/22/20	32,673	32,673,000	765,790
U.S. Treasury 10-Year Notes Futures, Put @ $130.00	3/27/20	928	928,000	29,000
U.S. Treasury 10-Year Notes Futures, Call @ $137.50	3/27/20	14	14,000	5,031

See Notes to Financial Statements.

22	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

		Expiration		Notional
Security		Date	Contracts	Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Put @ $131.50		3/27/20	114	$114,000	$12,469
U.S. Treasury 10-Year Notes Futures, Put @ $123.00		5/22/20	20,215	20,215,000	315,859
U.S. Treasury Long-Term Bonds Futures, Put @ $160.00		3/27/20	154	154,000	21,656
Total Exchange-Traded Purchased Options (Cost — $1,998,135)					1,334,707

	Counterparty
OTC Purchased Options — 0.0%
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	9,730,000	9,730,000	80,096
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	29,200,000	29,200,000	240,371
Interest rate swaption, Put @ 192.25bps	Morgan Stanley & Co. Inc.	7/30/20	31,170,000	31,170,000	223,699
Interest rate swaption, Put @ 191.25bps	Morgan Stanley & Co. Inc.	8/19/20	43,680,000	43,680,000	351,920
Total OTC Purchased Options (Cost — $2,681,074)					896,086
Total Purchased Options (Cost — $4,679,209)					2,230,793
Total Investments before Short-Term Investments (Cost — $2,959,912,313)					3,094,160,745

		Maturity	Face
	Rate	Date	Amount
Short-Term Investments — 11.1%
U.S. Government Agencies — 8.9%
Federal Home Loan Bank (FHLB),
Discount Notes	1.471%	4/15/20	1,280,000	1,277,653	(j)
Federal Home Loan Bank (FHLB),
Discount Notes	1.474%	4/17/20	25,000,000	24,952,083	(j)
Federal Home Loan Bank (FHLB),
Discount Notes	1.419%	5/1/20	200,000,000	199,523,334	(j)
Federal Home Loan Bank (FHLB),
Discount Notes	1.424%	5/8/20	40,000,000	39,893,545	(j)
Federal Home Loan Bank (FHLB),
Discount Notes	1.430%	5/20/20	30,000,000	29,905,858	(j)
Total U.S. Government Agencies (Cost — $295,470,841)				295,552,473

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report       23

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

Security	Rate	Shares	Value
Overnight Deposits — 2.2%
BNY Mellon Cash Reserve Fund
(Cost — $71,631,875)	0.250%	71,631,875	$71,631,875
Total Short-Term Investments (Cost — $367,102,716)			367,184,348
Total Investments — 104.9% (Cost — $3,327,015,029)			3,461,345,093
Liabilities in Excess of Other Assets — (4.9)%			(161,490,265)
Total Net Assets — 100.0%			$3,299,854,828

(a)	Securities traded on a when-issued or delayed delivery basis.
(b)	This security is traded on a to-be-announced (“TBA”) basis. At February 29, 2020, the Fund held TBA securities with a total cost of $175,779,027.
(c)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).
(f)	Security is valued using significant unobservable inputs (Note 1).
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(j)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

ACES	—	Alternative Credit Enhancement Securities
bps	—	basis point spread (100 basis points = 1.00%)
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity Treasury
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
PAC	—	Planned Amortization Class
PO	—	Principal Only
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
USD	—	United States Dollar

See Notes to Financial Statements.

24	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

Schedule of Written Options

Exchange-Traded Written Options

	Expiration	Strike		Notional
Security	Date	Price	Contracts	Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	3/27/20	$119.00	405	$405,000	$(1,525,078)
U.S. Treasury 5-Year Notes Futures, Call	3/27/20	119.25	816	816,000	(2,868,750)
U.S. Treasury 5-Year Notes Futures, Call	3/27/20	120.50	398	398,000	(917,266)
U.S. Treasury 5-Year Notes Futures, Put	3/27/20	119.50	79	79,000	(1,234)
U.S. Treasury 5-Year Notes Futures, Put	3/27/20	119.75	1,192	1,192,000	(27,938)
U.S. Treasury 5-Year Notes Futures, Put	3/27/20	120.00	791	791,000	(24,719)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	129.50	573	573,000	(3,017,203)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	130.00	990	990,000	(4,733,438)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	131.00	465	465,000	(1,772,813)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	131.50	1,518	1,518,000	(5,099,531)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	132.00	866	866,000	(2,530,344)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	132.50	184	184,000	(462,875)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	134.00	456	456,000	(684,000)
U.S. Treasury 10-Year Notes Futures, Call	3/27/20	135.00	380	380,000	(391,875)
U.S. Treasury 10-Year Notes Futures, Put	3/27/20	128.50	101	101,000	(1,578)
U.S. Treasury 10-Year Notes Futures, Put	3/27/20	129.00	231	231,000	(3,609)
U.S. Treasury 10-Year Notes Futures, Put	3/27/20	129.50	77	77,000	(1,203)
U.S. Treasury Long-Term Bonds Futures, Call	3/27/20	162.00	115	115,000	(981,094)
U.S. Treasury Long-Term Bonds Futures, Call	3/27/20	163.00	424	424,000	(3,239,625)
U.S. Treasury Long-Term Bonds Futures, Put	3/27/20	159.00	155	155,000	(16,953)
Total Exchange-Traded Written Options (Premiums received — $5,317,030)					$(28,301,126)
OTC Written Options
Interest rate swaption, Call	Bank of America N.A.	5/21/20	100.00	bps	60,162,000	$60,162,000	$(1,159,986)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	53,540,000	53,540,000	(80,657)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	160,610,000	160,610,000	(241,955)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	8/3/20	160.00	bps	155,870,000	155,870,000	(196,646)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	8/19/20	160.00	bps	218,390,000	218,390,000	(292,269)
Total OTC Written Options (Premiums received — $2,928,574)	$(1,971,513)
Total Written Options (Premiums received — $8,245,604)	$(30,272,639)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report       25

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

Abbreviation used in this schedule:

bps — basis point spread (100 basis points = 1.00%)

At February 29, 2020, the Fund had the following open futures contracts:

						Unrealized
	Number of	Expiration		Notional	Market	Appreciation
	Contracts	Date		Amount	Value	(Depreciation)
Contracts to Buy:
30-Day Federal Funds	2,929	4	/20	$1,204,686,994	$1,205,746,077	$1,059,083
90-Day Eurodollar	5,164	6	/20	1,273,520,819	1,277,638,150	4,117,331
90-Day Eurodollar	4,558	3	/21	1,121,031,947	1,130,440,975	9,409,028
U.S. Treasury 2-Year Notes	11,833	6	/20	2,565,002,860	2,583,476,715	18,473,855
U.S. Treasury 5-Year Notes	27,522	6	/20	3,328,774,711	3,378,325,500	49,550,789
U.S. Treasury 10-Year Notes	20,500	6	/20	2,722,088,129	2,762,375,000	40,286,871
						122,896,957
Contracts to Sell:
90-Day Eurodollar	11,244	3	/20	2,762,932,775	2,772,770,400	(9,837,625)
90-Day Eurodollar	7,261	6	/21	1,787,022,152	1,801,091,050	(14,068,898)
90-Day Eurodollar	4,065	12	/21	1,007,065,426	1,008,120,000	(1,054,574)
U.S. Treasury Long- Term Bonds	3,387	6	/20	561,510,163	576,636,750	(15,126,587)
U.S. Treasury Ultra 10-Year Notes	1,006	6	/20	146,250,232	151,120,062	(4,869,830)
U.S. Treasury Ultra
Long-Term Bonds	762	6	/20	153,090,847	158,115,000	(5,024,153)
						(49,981,667)
Net unrealized appreciation on open futures contracts						$72,915,290

At February 29, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS

		Payments	Payments	Upfront	Unrealized
Notional	Termination	Made by	Received by	Premiums Paid	Appreciation
Amount	Date	the Fund†	the Fund†	(Received)	(Depreciation)
		3-Month LIBOR	1.671%
$164,460,000	6/14/20	quarterly	semi-annually	$(4,541)	$101,745
		1.550%	3-Month LIBOR
1,461,091,000	6/30/26	semi-annually	quarterly	4,188,605	(54,645,027)
		1.520%	3-Month LIBOR
544,576,000	7/31/26	semi-annually	quarterly	2,010,153	(19,933,764)

See Notes to Financial Statements.

26	Western Asset SMASh Series M Fund 2020 Annual Report

Western Asset SMASh Series M Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)

			Payments	Payments	Upfront	Unrealized
	Notional	Termination	Made by	Received by	Premiums Paid	Appreciation
	Amount	Date	the Fund†	the Fund†	(Received)	(Depreciation)
			1.600%	3-Month LIBOR
	$247,292,000	11/15/26	semi-annually	quarterly	$86,268	$(9,853,890)
			1.650%	3-Month LIBOR
	92,430,000	11/15/26	semi-annually	quarterly	(349,716)	(3,599,260)
			1.160%	3-Month LIBOR
	209,260,000	2/15/27	semi-annually	quarterly	—	(2,351,909)
				Daily U.S. Federal
				Funds Intraday
			0.950%	Effective Rate
	377,890,000	2/15/27	annually	annually	(200,000)	(4,656,900)
			1.810%	3-Month LIBOR
	42,060,000	11/15/44	semi-annually	quarterly	56,287	(4,830,453)
			1.400%	3-Month LIBOR
	355,650,000	11/15/45	semi-annually	quarterly	274,999	(8,966,223)
Total	$3,494,709,000				$6,062,055	$(108,735,681)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
			Periodic		Upfront
			Payments		Premiums
	Notional	Termination	Received by	Market	Paid	Unrealized
Reference Entity	Amount[2]	Date	the Fund†	Value[3]	(Received)	Depreciation
Markit CDX.NA.IG.33 Index	$27,630,000	12/20/24	1.000% quarterly	$429,232	494,332	$(65,100)
Markit CDX.NA.IG.33 Index	44,690,000	12/20/29	1.000% quarterly	(556,748)	(278,633)	(278,115)
Total	$72,320,000			$(127,516)	$ 215,699	$(343,215)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	27

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series M Fund

Abbreviations used in this table:

LIBOR — London Interbank Offered Rate

Statement of assets and liabilities

February 29, 2020

Assets:

Investments, at value (Cost — $3,327,015,029)	$3,461,345,093
Receivable for securities sold	223,998,511
Receivable from broker — variation margin on open futures contracts	48,821,516
Deposits with brokers for centrally cleared swap contracts	32,260,802
Deposits with brokers for open futures contracts and exchange-traded options	27,649,512
Receivable for Fund shares sold	14,731,968
Interest receivable	7,880,915
Deposits with brokers for OTC derivatives	660,000
Receivable for premiums on written options	627,569
Receivable from investment manager	29,218
Prepaid expenses	80,653
Total Assets	3,818,085,757
Liabilities:
Payable for securities purchased	440,915,659
Payable to broker — variation margin on centrally cleared swap contracts	43,004,545
Written options, at value (premiums received — $8,245,604)	30,272,639
Payable for Fund shares repurchased	3,915,404
Trustees’ fees payable	12,281
Accrued expenses	110,401
Total Liabilities	518,230,929
Total Net Assets	$3,299,854,828
Net Assets:
Par value (Note 5)	$2,990
Paid-in capital in excess of par value	3,241,670,516
Total distributable earnings (loss)	58,181,322
Total Net Assets	$3,299,854,828
Shares Outstanding	299,000,152
Net Asset Value	$11.04

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	29

Statement of operations

For the Year Ended February 29, 2020

Investment Income:

Interest	$76,278,307
Expenses:
Registration fees	105,475
Fund accounting fees	98,665
Legal fees	94,078
Trustees’ fees	87,168
Custody fees	61,904
Transfer agent fees	56,343
Audit and tax fees	51,775
Commitment fees (Note 6)	31,165
Insurance	31,008
Shareholder reports	25,917
Miscellaneous expenses	36,055
Total Expenses	679,553
Less: Fee waivers and/or expense reimbursements (Note 2)	(679,553)
Net Expenses	—
Net Investment Income	76,278,307
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written
Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,400,635)
Futures contracts	185,501,894
Written options	76,407,906
Swap contracts	(160,580,275)
Net Realized Gain	98,928,890
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	136,964,141
Futures contracts	64,719,778
Written options	(23,506,152)
Swap contracts	(105,414,852)
Change in Net Unrealized Appreciation (Depreciation)	72,762,915
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	171,691,805
Increase in Net Assets From Operations	$247,970,112

See Notes to Financial Statements.

30	Western Asset SMASh Series M Fund 2020 Annual Report

Statements of changes in net assets

For the Year Ended February 29, 2020
and the Year Ended February 28, 2019	2020	2019
Operations:
Net investment income	$76,278,307	$64,658,586
Net realized gain	98,928,890	50,639,712
Change in net unrealized appreciation (depreciation)	72,762,915	19,842,395
Increase in Net Assets From Operations	247,970,112	135,140,693
Distributions to Shareholders From (Note 1) :
Total distributable earnings	(203,147,470)	(76,838,964)
Decrease in Net Assets From Distributions to Shareholders	(203,147,470)	(76,838,964)
Fund Share Transactions (Note 5):
Net proceeds from sale of shares	1,241,505,895	717,836,594
Cost of shares repurchased	(422,399,490)	(625,530,552)
Increase in Net Assets From Fund Share Transactions	819,106,405	92,306,042
Increase in Net Assets	863,929,047	150,607,771
Net Assets:
Beginning of year	2,435,925,781	2,285,318,010
End of year	$3,299,854,828	$2,435,925,781

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	31

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

	2020[1,2]	2019[1]	2018[1]	2017[1,3]	2016[1,4]	2015[1,4]
Net asset value, beginning of year	$10.85	$10.58	$10.76	$10.98	$10.87	$10.85

Income (loss) from operations:
Net investment income	0.30	0.29	0.27	0.10	0.27	0.24
Net realized and unrealized gain (loss)	0.67	0.32	(0.10)	0.06	0.32	0.18
Total income from operations	0.97	0.61	0.17	0.16	0.59	0.42

Less distributions from:
Net investment income	(0.33)	(0.27)	(0.27)	(0.09)	(0.28)	(0.26)
Net realized gains	(0.45)	(0.07)	(0.08)	(0.29)	(0.20)	(0.14)
Total distributions	(0.78)	(0.34)	(0.35)	(0.38)	(0.48)	(0.40)

Net asset value, end of year	$11.04	$10.85	$10.58	$10.76	$10.98	$10.87
Total return[5]	9.14%	6.04%	1.59%	1.53%	5.62%	3.82%

Net assets, end of year (millions)	$3,300	$2,436	$2,285	$1,513	$1,388	$833

Ratios to average net assets:
Gross expenses[6]	0.02%	0.03%	0.03%	0.03%[7]	0.04%	0.04%
Net expenses[8,9]	0.00	0.00	0.00	0.00[7]	0.00	0.00
Net investment income	2.71	2.73	2.53	2.76[7]	2.52	2.25

Portfolio turnover rate[10]	303%	268%	165%	48%	264%	195%

See Notes to Financial Statements.

32	Western Asset SMASh Series M Fund 2020 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]	Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[7]	Annualized.

[8]	The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 486%, 626%, 497%, 97%, 379% and 442% for the years ended February 29, 2020, February 28, 2019 and 2018, for the period ended February 28, 2017, and for the years ended October 31, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2020 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a

34	Western Asset SMASh Series M Fund 2020 Annual Report

security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series M Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$1,633,923,233	—	$1,633,923,233
Collateralized Mortgage
Obligations	—	498,474,327	$60,263,872	558,738,199
U.S. Treasury Inflation
Protected Securities	—	404,322,032	—	404,322,032
U.S. Government & Agency
Obligations	—	200,529,925	—	200,529,925
Asset-Backed Securities	—	170,972,497	—	170,972,497
Corporate Bonds & Notes	—	77,239,951	—	77,239,951
Sovereign Bonds	—	46,204,115	—	46,204,115
Purchased Options:
Exchange-Traded
Purchased Options	$1,334,707	—	—	1,334,707
OTC Purchased Options	—	896,086	—	896,086
Total Long-Term Investments	1,334,707	3,032,562,166	60,263,872	3,094,160,745
Short-Term Investments†:
U.S. Government Agencies	—	295,552,473	—	295,552,473
Overnight Deposits	—	71,631,875	—	71,631,875
Total Short-Term Investments	—	367,184,348	—	367,184,348
Total Investments	$1,334,707	$3,399,746,514	$60,263,872	$3,461,345,093

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ASSETS (cont’d)

			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Futures Contracts	$122,896,957	—	—	$122,896,957
Centrally Cleared Interest
Rate Swaps	—	$101,745	—	101,745
Total Other Financial
Instruments	$122,896,957	$101,745	—	$122,998,702
Total	$124,231,664	$3,399,848,259	$60,263,872	$3,584,343,795

LIABILITIES
			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written
Options	$ 28,301,126	—	—	$28,301,126
OTC Written Options	—	$1,971,513	—	1,971,513
Futures Contracts	49,981,667	—	—	49,981,667
Centrally Cleared Interest
Rate Swaps	—	108,837,426	—	108,837,426
Centrally Cleared Credit
Default Swaps on Credit
Indices — Sell Protection	—	343,215	—	343,215
Total	$ 78,282,793	$111,152,154	—	$189,434,947

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in
	as of	Accrued	Realized	unrealized
Investments in	February 28,	premiums/	gain	appreciation
Securities	2019	discounts	(loss)	(depreciation)[1]	Purchases
Collateralized
Mortgage Obligations	—	$381	—	$ (381)	$60,263,872

Total	—	$381	—	$(381)	$60,263,872

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Notes to financial statements (cont’d)

					Net change
					in unrealized
					appreciation
					(depreciation)
					for
					investments
				Balance	in securities
		Transfers	Transfers	as of	still held at
Investments in		into	out of	February 29,	February 29,
Securities (cont’d)	Sales	Level 3	Level 3	2020	2020[1]
Collateralized
Mortgage Obligations	—	—	—	$60,263,872	$ (381)

Total	—	—	—	$60,263,872	$(381)

[1]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

38	Western Asset SMASh Series M Fund 2020 Annual Report

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and

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Notes to financial statements (cont’d)

Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 29, 2020, the total notional value of all credit default swaps to sell protection was $72,320,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 29, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

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Notes to financial statements (cont’d)

Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

42	Western Asset SMASh Series M Fund 2020 Annual Report

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For

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Notes to financial statements (cont’d)

bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

44	Western Asset SMASh Series M Fund 2020 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 29, 2020, the Fund held OTC written options with credit related contingent features which had a liability position of $1,971,513. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 29, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $660,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

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Notes to financial statements (cont’d)

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable	Paid-in
	Earnings (Loss)	Capital
(a)	$(8,000,000)	$8,000,000

(a) Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended February 29, 2020, fees waived and/or expenses reimbursed amounted to $679,553.

46	Western Asset SMASh Series M Fund 2020 Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$194,975,486	$14,420,742,518
Sales	236,603,913	13,861,809,604

At February 29, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Cost/Premiums	Unrealized	Unrealized	Appreciation
	Paid (Received)	Appreciation	Depreciation	(Depreciation)
Securities	$3,327,409,119	$144,946,570	$(11,010,596)	$133,935,974
Swap contracts	6,277,754	101,745	(109,180,641)	(109,078,896)
Written options	(8,245,604)	2,694,665	(24,721,700)	(22,027,035)
Futures contracts	—	122,896,957	(49,981,667)	72,915,290

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2020.

ASSET DERIVATIVES[1]
Interest
Rate Risk
Purchased options[2]	$2,230,793
Futures contracts[3]	122,896,957
Centrally cleared swap contracts[4]	101,745
Total	$125,229,495

Western Asset SMASh Series M Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest	Credit
	Rate Risk	Risk	Total
Written options	$30,272,639	—	$30,272,639
Futures contracts[3]	49,981,667	—	49,981,667
Centrally cleared swap contracts[4]	108,837,426	$343,215	109,180,641
Total	$189,091,732	$343,215	$189,434,947

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest	Credit
	Rate Risk	Risk	Total
Purchased options[1]	$(38,684,099)	$(1,684,312)	$(40,368,411)
Written options	76,014,607	393,299	76,407,906
Futures contracts	185,501,894	—	185,501,894
Swap contracts	(194,500,280)	33,920,005	(160,580,275)
Total	$28,332,122	$32,628,992	$60,961,114

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest	Credit
	Rate Risk	Risk	Total
Purchased options[1]	$(2,192,754)	$(1,073,654)	$(3,266,408)
Written options	(23,189,638)	(316,514)	(23,506,152)
Futures contracts	64,719,778	—	64,719,778
Swap contracts	(94,214,601)	(11,200,251)	(105,414,852)
Total	$(54,877,215)	$(12,590,419)	$(67,467,634)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

48	Western Asset SMASh Series M Fund 2020 Annual Report

During the year ended February 29, 2020, the volume of derivative activity for the Fund was as follows:

Average Market
Value
Purchased options	$3,106,080
Written options	10,553,635
Futures contracts (to buy)	8,822,485,994
Futures contracts (to sell)	3,806,589,351

Average Notional
Balance
Interest rate swap contracts	$4,717,818,846
Credit default swap contracts (to sell protection)	918,597,676

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 29, 2020.

		Gross	Net Assets
	Gross Assets	Liabilities	(Liabilities)
	Subject to	Subject to	Subject to	Collateral
	Master	Master	Master	Pledged	Net
Counterparty	Agreements[1]	Agreements[1]	Agreements	(Received)[2,3]	Amount[4]
Bank of America N.A.	—	$ (1,159,986)	$ (1,159,986)	$560,000	$ (599,986)
Morgan Stanley & Co. Inc.	$896,086	(811,527)	84,559	100,000	184,559
Total	$896,086	$(1,971,513)	$(1,075,427)	$660,000	$(415,427)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 29, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
Shares sold	112,900,989	67,319,278
Shares repurchased	(38,327,448)	(58,852,807)
Net increase	74,573,541	8,466,471

Western Asset SMASh Series M Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

6. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended February 29, 2020, the Fund incurred a commitment fee in the amount of $31,165. The Fund did not utilize the Redemption Facility during the year ended February 29, 2020.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and

February 28, respectively, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$111,386,050	$76,838,694
Net long-term capital gains	91,761,420	—
Total distributions paid	$203,147,470	$76,838,964

As of February 29, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$32,047,918
Undistributed long-term capital gains — net	76,715,736
Total undistributed earnings	$108,763,654
Other book/tax temporary differences(a)	(126,327,665)
Unrealized appreciation (depreciation)(b)	75,745,333
Total distributable earnings (loss) — net	$58,181,322

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the accrual of income on Treasury Inflation Protected securities.

50	Western Asset SMASh Series M Fund 2020 Annual Report

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements.ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

10. Subsequent event

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset SMASh Series M Fund 2020 Annual Report	51

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and

Shareholders of Western Asset SMASh Series M Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series M Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the three years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the three years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of February 28, 2017 and for the period November 1, 2016 through February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

52	Western Asset SMASh Series M Fund 2020 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series M Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Western Asset SMASh Series M Fund	53

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other

54	Western Asset SMASh Series M Fund

developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

Western Asset SMASh Series M Fund	55

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2021. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

56	Western Asset SMASh Series M Fund

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series M Fund	57

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld
Robert Abeles, Jr.	12,963,097,634	33,014,470
Jane F. Dasher	12,966,757,356	29,354,748
Anita L. DeFrantz	12,966,622,763	29,489,341
Avedick B. Poladian	12,958,757,882	37,354,222
Susan B. Kerley	12,966,643,183	29,468,921
William E.B. Siart	12,961,744,874	34,367,231
Jaynie Miller Studenmund	12,957,167,470	38,944,634
Ronald L. Olson	12,964,373,965	31,738,139
Peter J. Taylor	12,962,809,490	33,302,615
Jane E. Trust	12,969,341,620	26,770,485

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

58	Western Asset SMASh Series M Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset SMASh Series M Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus
(since 2015) and formerly, President (1987 to 2015) and Director
(1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of
Los Angeles); Member (since 1986), Member of the Executive
Board (since 2013) and Vice President (since 2017) of the
International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors,
LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017
and 2005 to 2012) of various series of MainStay Family of Funds
(66 funds); formerly, Investment Company Institute (ICI) Board of
Governors (2006 to 2014); ICI Executive Committee (2011
to 2014); Chairman of the Independent Directors Council (2012
to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico
Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly,
AutoNation, Inc. (2010 to 2018)

60	Western Asset SMASh Series M Fund

Independent Trustees†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice
President and Chief Operating Officer (2002 to 2016) of Lowe
Enterprises, Inc. (privately held real estate and hospitality firm);
formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California
Resources Corporation (since 2014); and Public Storage
(since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of
Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney
Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive
Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly,
Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills
(internet innovator in bill presentment/payment space) (1999 to
2001); Executive vice president for consumer and business
banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank
(since 2019); Director of EXL (operations management and
analytics company) (since 2018); Director of CoreLogic, Inc.
(information, analytics and business services company) (since
2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock,
Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Western Asset SMASh Series M Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since
2014); formerly, Executive Vice President and Chief Financial
Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016);
Member of the Board of Trustees of California State
University system (since 2015); Ralph M. Parson Foundation
(since 2015), Kaiser Family Foundation (since 2012), and
Edison International (since 2011)

Interested Trustee
Ronald L. Olson[6]
Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since
1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer
Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg
Mason & Co.”) (since 2018); Managing Director of Legg Mason
& Co. (2016 to 2018); Officer and/or Trustee/Director of 145
funds associated with Legg Mason Partners Fund Advisor, LLC
(“LMPFA”) or its affiliates (since 2015); President and Chief
Executive Officer of LMPFA (since 2015); formerly, Senior Vice
President of LMPFA (2015); Director of ClearBridge, LLC
(formerly, Legg Mason Capital Management, LLC) (2007
to 2014); Managing Director of Legg Mason Investment Counsel
& Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

62	Western Asset SMASh Series M Fund

Additional Officers

Ted P. Becker

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006);
Chief Compliance Officer of LMPFA (since 2006); Managing
Director of Compliance of Legg Mason & Co. (since 2005); Chief
Compliance Officer of certain mutual funds associated with Legg
Mason & Co. or its affiliates (since 2006)

Susan Kerr

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason
Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money
Laundering Compliance Officer of certain mutual funds
associated with Legg Mason & Co. or its affiliates (since 2013)
and Anti-Money Laundering Compliance Officer of LMIS
(since 2012); Senior Compliance Officer of LMIS (since 2011);
formerly, AML Consultant, DTCC (2010); AML Consultant,
Rabobank Netherlands, (2009); First Vice President, Director of
Marketing & Advertising Compliance and Manager of
Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey

Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds
associated with Legg Mason & Co. or its affiliates (since 2015);
Compliance Officer of Legg Mason & Co. (since 2013); Assistant
Vice President of Legg Mason & Co. (since 2011); formerly,
Associate Compliance Officer of Legg Mason & Co. (2011
to 2013)

Western Asset SMASh Series M Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc.
(since 2006); Managing Director and General Counsel — U.S.
Mutual Funds for Legg Mason & Co. (since 2006) and Legg
Mason & Co. predecessors (since 1994); Secretary and Chief
Legal Officer of certain mutual funds associated with Legg
Mason & Co. or its affiliates (since 2006) and Legg Mason & Co.
predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason
& Co. (since 2005) and Legg Mason & Co. predecessors (prior
to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”)
(since 2002) and Legg Mason Fund Asset Management, Inc.
(“LMFAM”) (since 2013) (formerly registered investment
advisers)

Christopher Berarducci**

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019)
of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly,
Vice President of Legg Mason & Co. (2011 to 2015); Assistant
Controller of certain mutual funds associated with Legg Mason
& Co. or its affiliates (prior to 2010)

64	Western Asset SMASh Series M Fund

Additional Officers (cont’d)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with
Legg Mason & Co. or its affiliates (since 2007); Senior Vice
President of LMPFA (since 2006); President and Chief Executive
Officer of LMAS and LMFAM (since 2015); Managing Director of
Legg Mason & Co. (since 2005) and Legg Mason & Co.
predecessors (prior to 2005); formerly, Senior Vice President of
LMFAM (2013 to 2015)

†	Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††Trustees	who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Mr. Larson is also an independent board member of the Western Asset TIPS Board.

[4]	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]	Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series M Fund	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2020:

Record date:	Monthly	6/13/2019	Monthly	12/16/2019	Monthly

Payable date:	March 2019		July 2019		January 2020
	through		through		through
	May 2019	6/14/2019	November 2019	12/17/2019	February 2020
Interest from Federal
Obligations	10.15%	10.15%	10.15%	10.15%	3.35%
Qualified Short Term Capital
Gain Dividend*	—	$0.113831	—	—	—
Long-Term Capital Gain
Dividend	—	—	—	$0.334970	—

Additionally, the Fund designates $6,090,000 of distributions paid in connection with the redemption of Fund shares as long-term capital gain dividends.

*  Qualified short-term capital gain dividend is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

66	Western Asset SMASh Series M Fund

Western Asset

SMASh Series M Fund

Trustees*
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson**
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Chairman
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited

Distributor
Legg Mason Investor Services, LLC

Custodian
The Bank of New York Mellon

Transfer agent
BNY Mellon Investment
Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Independent registered public accounting firm
PricewaterhouseCoopers LLP Baltimore, MD

*	During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset SMASh Series M Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series M Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010548 4/20 SR20-3859

ITEM 2.CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2019 and February 29, 2020 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,417 in February 28, 2019 and $147,417 in February 29, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2019 and $0 in February 29, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2019 and $0 in February 29, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2019 and $0 in February 29, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2019 and February 29, 2020; Tax Fees were 100% and 100% for February 28, 2019 and February 29, 2020; and Other Fees were 100% and 100% for February 28, 2019 and February 29, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $678,000 in February 28, 2019 and $582,301 in February 29, 2020.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley

Michael Larson**
Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

b)	Not applicable.

ITEM 6.SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(c)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(d)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:/s/ Jane Trust

                     Jane Trust

     Chief Executive Officer

Date:April 24, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Jane Trust

 Jane Trust

Chief Executive Officer

Date:April 24, 2020

By:/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial

Date:April 24, 2020